Components of Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Net operating losses	$ 17,720,179	$ 4,263,605
Depreciation and amortization	(4,742)	(182,903)
Allowance for doubtful accounts	9,681	6,324
Accrued vacation	161,374	112,892
Accrued personal property tax	3,152	4,083
Other	4,292	1,651
Total deferred tax assets	17,893,936	4,205,652
Less: Valuation allowance	(17,893,936)	(4,205,652)
Net deferred tax assets	$ 0	$ 0